Exhibit 99.1

Benefitfocus, Inc. 843-284-1052 ext. 3527 pr@benefitfocus.com Investor Relations: Michael Bauer 843-284-1052 ext. 6654 michael.bauer@benefitfocus.com

Benefitfocus Announces Second Quarter 2019 Financial Results

                Driven by its leading AI-powered Platform, Benefitfocus grew total revenue 13% year-over-year

Charleston, S.C. – August 6, 2019 – Benefitfocus, Inc. (NASDAQ: BNFT), a leading cloud-based benefits management platform and services provider, today announced its second quarter 2019 financial results.  Recent highlights include:

•	Grew net benefit eligible lives to 16.5 million at the end of the second quarter, up from 15.5 million at the end of the prior quarter and 12.3 million at the end of the prior year period.
•	Expanded BenefitsPlace™ to 50 suppliers, up from 18 at the prior year period.
•	Launched enterprise HCM API data exchange capabilities.
•	Strengthened executive leadership with appointment of Stephen M. Swad as Chief Financial Officer and Steve Malme as Senior Vice President of Platform Strategy.

“With our leading AI-powered platform for benefits, we are creating significant economic value and delivering growth and innovation through our platform strategy,” said Ray August, President and Chief Executive Officer of Benefitfocus. “In Q2, we added approximately 1 million net benefit eligible lives. This was our strongest quarter to date for growing lives on our platform. We are removing points of friction and further advancing our platform’s capabilities by automating inefficient, manual processes across our ecosystem.  Our intelligence engine is improving user experience, helping consumers make better, smarter decisions. All of this helps drive growth and contributed to our strong second quarter financial results.”

Second Quarter 2019 Financial Highlights

Revenue

•	Total revenue was $68.6 million, an increase of 13% compared to the second quarter of 2018.
•	Software services revenue was $53.1 million, an increase of 10% compared to the second quarter of 2018.
•	Professional services revenue was $15.5 million, an increase of 26% compared to the second quarter of 2018.

Net Loss

•

GAAP net loss was ($14.9) million, compared to ($14.3) million in the second quarter of 2018. GAAP net loss per share was ($0.46), based on 32.6 million basic and diluted weighted average common shares outstanding, compared to ($0.45) for the second quarter of 2018, based on 31.8 million basic and diluted weighted average common shares outstanding.

Non-GAAP Net Loss and Adjusted EBITDA

•

Non-GAAP net loss was ($10.0) million, compared to ($7.7) million in the second quarter of 2018. Non-GAAP net loss per share was ($0.31), based on 32.6 million basic and diluted weighted average common shares outstanding, compared to ($0.24) for the second quarter of 2018, based on 31.8 million basic and diluted weighted average common shares outstanding.

•	Adjusted EBITDA was $0.1 million, compared to ($0.6) million in the second quarter of 2018.

See important disclosures about non-GAAP measures, and a reconciliation of them to GAAP, below.

Balance Sheet

•	Cash and cash equivalents at June 30, 2019 totaled $138.4 million, compared to $144.2 million at the end of the first quarter of 2019.

Updated Business Outlook

Based on information available as of August 6, 2019, Benefitfocus is providing guidance for the third quarter and updated its full year 2019 as indicated below.

Third Quarter 2019:

•	Total revenue is expected to be in the range of $70.0 million to $72.0 million.
•

Non-GAAP net loss is expected to be in the range of ($14.0) million to ($12.0) million, or ($0.43) to ($0.37) per share, based on 32.7 million basic and diluted weighted average common shares outstanding.

•	Adjusted EBITDA is expected to be in the range of ($3.5) million to ($1.5) million.

Full Year 2019:

•	Total revenue is expected to be in the range of $292.0 million to $300.0 million.
•

Non-GAAP net loss is expected to be in the range of ($31.0) million to ($26.0) million, or ($0.95) to ($0.80) per share, based on 32.5 million basic and diluted weighted average common shares outstanding.

•	Adjusted EBITDA is expected to be in the range of $10.0 million to $15.0 million.

Management has not reconciled forward-looking non-GAAP net loss and Adjusted EBITDA to their most directly comparable GAAP measure of GAAP net loss.  Management is unable to predict with reasonable certainty the ultimate outcome of the various necessary GAAP components of such reconciliations, including, for example, those related to compensation, acquisition transactions and integration, or others that may arise during the year, without unreasonable effort. These components and other factors could materially impact the amount of the future directly comparable GAAP measures, which may differ significantly from their non-GAAP counterparts. See below for additional important disclosures regarding our non-GAAP financial measures.

Conference Call Details:

In conjunction with this announcement, Benefitfocus will host a conference call today, August 6, 2019, at 5:00 p.m. Eastern Time to discuss the company’s financial results. To access this call, dial (877) 407-9208 (domestic) or (201) 493-6784 (international). A live webcast, as well as the replay, of the conference call will be available on the Investor Relations page of the company’s website at http://investor.benefitfocus.com/. After the conference call, a replay will be available until August 13, 2019, and can be accessed by dialing (844) 512-2921 (domestic) or (412) 317-6671 (international) with passcode 13692514.

About Benefitfocus

Benefitfocus (NASDAQ: BNFT) unifies the entire U.S. benefits industry on a single technology platform to protect consumers' health, wealth, property and lifestyle. Our powerful cloud-based software, data-driven insights and thoughtfully-designed services, enable employers, insurance brokers,  carriers and suppliers to simplify the complexity of benefits administration and deliver a world-class benefits experience. Learn more at www.benefitfocus.com, LinkedIn and Twitter.

Non-GAAP Financial Measures

The company uses certain non-GAAP financial measures in this release, including non-GAAP gross profit, operating loss, net loss, net loss per common share, and adjusted EBITDA. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance or financial position that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP.

Non-GAAP gross profit, operating loss, net loss and net loss per common share exclude stock-based compensation expenses, amortization of acquisition-related intangible assets, transaction and acquisition-related costs expensed, if any, and costs not core to our business, if any.  We define adjusted EBITDA as net loss before net interest, taxes, and depreciation and amortization expense, adjusted to eliminate stock-based compensation expense, expense related to the impairment of goodwill and intangible assets, transaction and acquisition-related costs expensed, and costs not core to our business.   Please note that other companies might define their non-GAAP financial measures differently than we do.

Management presents these non-GAAP financial measures in this release because it considers them to be important supplemental measures of performance. Management uses these non-GAAP financial measures for planning purposes, including analysis of the company's performance against prior periods, the preparation of operating budgets and to determine appropriate levels of operating and capital investments. Management believes that these non-GAAP financial measures provide additional insight for analysts and investors in evaluating the company's financial and operational performance. Management also intends to provide these non-GAAP financial measures as part of the company’s future earnings discussions and, therefore, their inclusion should provide consistency in the company’s financial reporting.

Non-GAAP financial measures have limitations as an analytical tool. Investors are encouraged to review the reconciliation of the non-GAAP measures to their most directly comparable GAAP measures provided in this release, including in the accompanying tables.

Safe Harbor Statement

Except for historical information, all of the statements, expectations, and assumptions contained in this press release are forward-looking statements. Actual results might differ materially from those explicit or implicit in the forward-looking statements. Important factors that could cause actual results to differ materially include: our continuing losses and need to achieve GAAP profitability; fluctuations in our financial results; the immature and volatile market for our products and services; risks related to changing healthcare and other applicable regulations; risks associated with acquisitions; our ability to maintain our culture, recruit and retain qualified personnel and effectively expand our sales force; cyber-security risks;  the need to innovate and provide useful products and services; our ability to compete effectively; privacy, security and other risks associated with our business; and the other risk factors set forth from time to time in our SEC filings,  copies of which are available free of charge within the Investor Relations section of the Benefitfocus website at http://investor.benefitfocus.com/sec-filings or upon request from our Investor Relations Department. Benefitfocus assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Source: Benefitfocus, Inc.

Benefitfocus, Inc.

Unaudited Consolidated Statements of Operations and Comprehensive Loss

(in thousands, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Revenue	$68,579	$60,581	$136,878	$122,944
Cost of revenue (1)(2)(3)	32,802	30,721	65,654	62,124
Gross profit	35,777	29,860	71,224	60,820
Operating expenses:(1)(2)(3)
Sales and marketing	19,318	18,400	38,937	38,317
Research and development	14,461	12,128	27,551	24,151
General and administrative	11,785	10,387	23,581	20,080
Total operating expenses	45,564	40,915	90,069	82,548
Loss from operations	(9,787)	(11,055)	(18,845)	(21,728)
Other income (expense):
Interest income	762	68	1,422	126
Interest expense	(5,837)	(1,415)	(11,651)	(2,732)
Interest expense on building lease financing obligations	–	(1,867)	–	(3,733)
Other (expense) income	(73)	13	(64)	13
Total other expense, net	(5,148)	(3,201)	(10,293)	(6,326)
Loss before income taxes	(14,935)	(14,256)	(29,138)	(28,054)
Income tax expense	3	5	9	9
Net loss	$(14,938)	$(14,261)	$(29,147)	$(28,063)
Comprehensive loss	$(14,938)	$(14,261)	$(29,147)	$(28,063)

Net loss per common share:
Basic and diluted	$(0.46)	$(0.45)	$(0.90)	$(0.89)
Weighted-average common shares outstanding:
Basic and diluted	32,613,718	31,806,972	32,336,864	31,571,468

(1) Stock-based compensation included in above line items:
Cost of revenue	$691	$900	$1,590	$1,611
Sales and marketing	(12)	1,257	1,674	2,211
Research and development	718	841	1,910	1,609
General and administrative	2,322	1,676	4,912	3,568

(2) Amortization of acquired intangible assets included in above line items:
Cost of revenue	$308	$35	$407	$69
Sales and marketing	113	13	149	27
Research and development	131	11	171	23
General and administrative	53	5	68	9

(3) Transaction and acquisition-related costs expensed included in above line items:
General and administrative	$360	$257	$1,002	$257

Benefitfocus, Inc.

Unaudited Consolidated Balance Sheets

(in thousands, except share and per share data)

	As of June 30, 2019	As of December 31, 2018
Assets
Current assets:
Cash and cash equivalents	$138,389	$190,928
Accounts receivable, net	32,395	21,077
Contract, prepaid and other current assets	17,070	16,667
Total current assets	187,854	228,672
Property and equipment, net	28,803	69,965
Financing lease right-of-use assets	78,856	–
Operating lease right-of-use assets	2,020	–
Intangible assets, net	13,804	–
Goodwill	12,857	1,634
Deferred contract costs and other non-current assets	11,044	13,668
Total assets	$335,238	$313,939
Liabilities and stockholders' deficit
Current liabilities:
Accounts payable	$6,623	$8,687
Accrued expenses	9,217	11,461
Accrued compensation and benefits	15,358	17,269
Deferred revenue, current portion	36,937	36,540
Lease liabilities and financing obligations, current portion	6,245	4,486
Total current liabilities	74,380	78,443
Deferred revenue, net of current portion	9,613	9,323
Convertible senior notes	182,234	176,692
Lease liabilities and financing obligations, net current portion	87,952	57,116
Other non-current liabilities	138	2,575
Total liabilities	354,317	324,149
Commitments and contingencies
Stockholders' deficit:
Preferred stock, par value $0.001, 5,000,000 shares authorized, no shares issued and outstanding at June 30, 2019 and December 31, 2018	–	–
Common stock, par value $0.001, 50,000,000 shares authorized, 32,642,706 and 32,017,773 shares issued and outstanding at June 30, 2019 and December 31, 2018, respectively	33	32
Additional paid-in capital	416,221	403,631
Accumulated deficit	(435,333)	(413,873)
Total stockholders' deficit	(19,079)	(10,210)
Total liabilities and stockholders' deficit	$335,238	$313,939

Benefitfocus, Inc.

Unaudited Consolidated Statements of Cash Flows

(in thousands)

	Six Months Ended June 30,
	2019	2018
Cash flows from operating activities
Net loss	$(29,147)	$(28,063)
Adjustments to reconcile net loss to net cash and cash equivalents used in operating activities:
Depreciation and amortization	10,949	7,957
Stock-based compensation expense	10,086	8,999
Accretion of interest on convertible senior notes	5,541	–
Interest accrual on financing obligations (prior to adoption of ASC 842)	–	3,758
Rent expense in excess of payments	3	–
Provision for doubtful accounts	265	364
Changes in operating assets and liabilities:
Accounts receivable, net	(10,671)	2,956
Contract, prepaid and other current assets	(476)	2,182
Deferred costs and other non-current assets	2,851	2,003
Accounts payable and accrued expenses	(4,085)	(1,110)
Accrued compensation and benefits	273	458
Deferred revenue	(6,004)	(4,059)
Other non-current liabilities	(46)	(218)
Net cash and cash equivalents used in operating activities	(20,461)	(4,773)
Cash flows from investing activities
Business combination, net of cash acquired	(20,914)	–
Purchases of property and equipment	(7,401)	(3,561)
Net cash and cash equivalents used in investing activities	(28,315)	(3,561)
Cash flows from financing activities
Draws on revolving line of credit	–	59,000
Payments on revolving line of credit	–	(48,000)
Payments of debt issuance costs	(357)	–
Proceeds from exercises of stock options and ESPP	134	270
Payments on capital lease and financing obligations	(841)	(4,979)
Payments of principal on financing lease obligations	(2,699)	–
Net cash and cash equivalents (used in) provided by financing activities	(3,763)	6,291
Net decrease in cash and cash equivalents	(52,539)	(2,043)
Cash and cash equivalents, beginning of period	190,928	55,335
Cash and cash equivalents, end of period	$138,389	$53,292

Supplemental disclosure of non-cash investing and financing activities
Property and equipment purchases in accounts payable and accrued expenses	$437	$272
Property and equipment purchased with financing and capital lease obligations	$—	$3,085
Post contract support purchased with financing obligations	$—	$275

Benefitfocus, Inc.

Unaudited Reconciliation of GAAP to Non-GAAP Measures

(in thousands, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Reconciliation from Gross Profit to Non-GAAP Gross Profit:
Gross profit	$35,777	$29,860	$71,224	$60,820
Amortization of acquired intangible assets	308	35	407	69
Stock-based compensation expense	691	900	1,590	1,611
Total net adjustments	999	935	1,997	1,680
Non-GAAP gross profit	$36,776	$30,795	$73,221	$62,500

Reconciliation from Operating Loss to Non-GAAP Operating Loss:
Operating loss	$(9,787)	$(11,055)	$(18,845)	$(21,728)
Amortization of acquired intangible assets	605	64	795	128
Stock-based compensation expense	3,719	4,674	10,086	8,999
Transaction and acquisition-related costs expensed	360	257	1,002	257
Costs not core to our business	266	1,524	586	2,895
Total net adjustments	4,950	6,519	12,469	12,279
Non-GAAP operating loss	$(4,837)	$(4,536)	$(6,376)	$(9,449)

Reconciliation from Net Loss to Adjusted EBITDA:
Net loss	$(14,938)	$(14,261)	$(29,147)	$(28,063)
Depreciation	3,690	2,999	7,657	5,976
Amortization of software development costs	1,319	964	2,497	1,853
Amortization of acquired intangible assets	605	64	795	128
Interest income	(762)	(68)	(1,422)	(126)
Interest expense	5,837	1,415	11,651	2,732
Interest expense on building lease financing obligations	—	1,867	—	3,733
Income tax expense	3	5	9	9
Stock-based compensation expense	3,719	4,674	10,086	8,999
Transaction and acquisition-related costs expensed	360	257	1,002	257
Costs not core to our business	266	1,524	586	2,895
Total net adjustments	15,037	13,701	32,861	26,456
Adjusted EBITDA	$99	$(560)	$3,714	$(1,607)

Reconciliation from Net Loss to Non-GAAP Net Loss:
Net loss	$(14,938)	$(14,261)	$(29,147)	$(28,063)
Amortization of acquired intangible assets	605	64	795	128
Stock-based compensation expense	3,719	4,674	10,086	8,999
Transaction and acquisition-related costs expensed	360	257	1,002	257
Costs not core to our business	266	1,524	586	2,895
Total net adjustments	4,950	6,519	12,469	12,279
Non-GAAP net loss	$(9,988)	$(7,742)	$(16,678)	$(15,784)

Calculation of Non-GAAP Earnings Per Share:
Non-GAAP net loss	$(9,988)	$(7,742)	$(16,678)	$(15,784)

Weighted average shares outstanding - basic and diluted	32,613,718	31,806,972	32,336,864	31,571,468
Shares used in computing non-GAAP net loss per share - basic and diluted	32,613,718	31,806,972	32,336,864	31,571,468
Non-GAAP net loss per common share - basic and diluted	$(0.31)	$(0.24)	$(0.52)	$(0.50)